EXHIBIT 32.1

INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-K/A PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

     Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-K/A, the undersigned hereby certify that this report on Form 10-K/A of Grant Prideco, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein this report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Grant Prideco, Inc.

December 15, 2004	/s/ Michael McShane
Name: Michael McShane
Title: Chief Executive Officer

/s/ Matthew D. Fitzgerald
Name: Matthew D. Fitzgerald
Title: Chief Financial Officer